As filed with the Securities and Exchange Commission on April 10, 1997



		  SECURITIES AND EXCHANGE COMMISSION
			 Washington, DC  20549


				FORM 8-K

			Current Report Pursuant
		     to Section 13 or 15(d) of the
		    Securities Exchange Act of 1934



		    Date of Report:  March 14, 1997


			 APPLE COMPUTER, INC.
      (Exact Name of Registrant as Specified in its Charter)



			      CALIFORNIA
	  (State or Other Jurisdiction of Incorporation)


	   0-10030			94-2404110
(Commission File Number)		(I.R.S. Employer
                                         Identification Number)




1 INFINITE LOOP, CUPERTINO, CALIFORNIA      95014
(Address of Principal Executive Offices)   (Zip Code)




			   (408) 996-1010
      (Registrant's Telephone Number, Including Area Code)



	    The Index to Exhibits appears on page 4.

		INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.

ITEM 5.	OTHER EVENTS.

	(i)	Reference is made to the press release issued to the
public by the Registrant on March 14, 1997, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

	(ii)	Reference is made to the press release issued to the
public by the Registrant on March 14, 1997, the text of which is attached hereto as Exhibit 99.2, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

	(a)	Financial Statements of Businesses Acquired.

		NOT APPLICABLE.

	(b)	Pro Forma Financial Information.

		NOT APPLICABLE.

	(c)	Exhibits.

		99.1	Text of press release dated March 14, 1997.
		99.2	Text of press release dated March 14, 1997.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					    APPLE COMPUTER, INC.


DATE:  April 10, 1997			By: /s/Fred D. Anderson
				      Name: Fred D. Anderson
				     Title: Executive Vice President
                                            and Chief Financial Officer

INDEX TO EXHIBITS



Exhibit	Description										Page



99.1		Text of press release dated March 14, 1997
99.2		Text of press release dated March 14, 1997










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